EXHIBIT 10.31

Dated 21 July 2015

HECTOR MARINE LLC

as Borrower

and

DEUTSCHE BANK AG FILIALE DEUTSCHLANDGESCHäFT

as Lender

SUPPLEMENTAL AGREEMENT

relating to a facility of (originally) up to US$45,000,000

to finance part of the acquisition cost of

m.v. “KRISTINA”

Index

Clause		Page
1	Interpretation	2
2	Agreement of The Lender	2
3	Conditions Precedent	3
4	Representations and Warranties	3
5	Amendments to Loan Agreement and other Finance Documents	4
6	Further Assurances	7
7	Expenses	8
8	Communications	8
9	Supplemental	8
10	Law and Jurisdiction	8
Execution Page		9
Schedule 1 Form of Effective Date Notice		10
Schedule 2 Form of Deed of Release		11
Schedule 3 Part A List of Directly Owned IPO Entities		17
Part B List of Indirectly Owned IPO Entities		19

THIS AGREEMENT is made on 21 July 2015

BETWEEN

(1)	HECTOR MARINE LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the “Borrower”); and

(2)	DEUTSCHE BANK AG FILIALE DEUTSCHLANDGESCHäFT, Frankfurt/Main, Germany, acting through its office at Adolphsplatz 7, D-20457 Hamburg, Germany (the “Lender”).

BACKGROUND

(A)	By a loan agreement dated 28 February 2013 (as amended and supplemented by two supplemental letters dated 22 November 2013 and 4 February 2015, respectively, the “Loan Agreement”), and made between (i) the Borrower and, (ii) the Lender it was agreed that the Lender would make available to the Borrower a secured term loan facility of (originally) up to US$45,000,000.

(B)	By a master agreement executed on the 2002 ISDA Master Agreement form together with the schedule attached thereto dated as of 28 February 2013 (including all Designated Transactions from time to time entered into and Confirmations from time to time exchanged thereunder and any amending, supplementing or replacement agreement made from time to time, the “Master Agreement”) and made between (i) the Borrower and (ii) the Lender as swap bank (in its capacity as swap bank the Lender acting under the name Deutsche Bank AG through its headquarters in Frankfurt/Main, Germany), the Lender agreed to enter into Transactions from time to time with the Borrower.

(C)	By a guarantee dated 28 February 2013 (the “Existing Guarantee”) and made between (i) Poseidon Containers Holdings LLC (the “Existing Guarantor”) and (ii) the Lender, the Existing Guarantor has guaranteed the obligations of the Borrower under the Loan Agreement and the other Finance Documents.

(D)	The Borrower has requested that the Lender gives its consent to:

(a)	the substitution of the Existing Guarantor with the New Guarantor (as defined below);

(b)	the release of the Existing Guarantor from its obligations under the Existing Guarantee;

(c)	the change in the ultimate beneficial ownership of the Borrower from the Existing Guarantor to the New Guarantor; and

(d)	the conclusion of a Qualified IPO following which the share capital of the New Guarantor and subsequent listing of such share capital on the New York Stock Exchange.

together, the “Request”.

(E)	This Agreement sets out the terms and conditions on which the Lender agrees to the requests of the Borrower set out in paragraphs (a) to (d) of Recital (D), and with effect on and from the Effective Date, to the consequential and required amendments of the Loan Agreement and the other Finance Documents in connection with the Request.

IT IS AGREED as follows:

INTERPRETATION

Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Agreement (including its Recitals) unless defined herein or the context hereof otherwise requires.

Definitions

In addition to the terms defined in the recitals of this Agreement, unless the contrary intention appears:

“Directly Owned IPO Entities” means the limited liability companies directly owned as at the date hereof by the Existing Guarantor specified in Part A of Schedule 3 and, in the singular, means any of them;

“Effective Date” means the date on which the Lender notifies the Borrowers in writing in the form set out in Schedule 1 that all conditions precedent in Clause 3.2 have been satisfied;

“Indirectly Owned IPO Entities” means the limited liability companies indirectly owned as at the date hereof by the Existing Guarantor specified in Part B of Schedule 3 and, in the singular, means any of them;

“IPO Entities” means, together, the Directly Owned IPO Entities and the Indirectly Owned IPO Entities and, in the singular, means any of them; and

“New Guarantee” means the guarantee executed or, as the case may be, to be executed by the New Guarantor in favour of the Lender, guaranteeing the obligations of the Borrower under the Loan Agreement and the other Finance Documents, in the Agreed Form; and

“New Guarantor” means Poseidon Containers Holdings Corp., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960; and

“NYSE” means the New York Stock Exchange.

Application of construction and interpretation provisions of Loan Agreement

Clauses 1.2, 1.3, 1.5 and 1.6 of the Loan Agreement apply, with any necessary modifications, to this Agreement.

AGREEMENT OF THE LENDER

Agreement of the Lender

The Lender agrees, subject to and upon the terms and conditions of this Agreement, to the Request.

Release

With effect on and from (and subject to the occurrence of) the Effective Date, the Lender hereby irrevocably releases the Existing Guarantor from its obligations under the Existing Guarantee. The Lender shall deliver to the Existing Guarantor within 1 Business Day of the Effective Date a deed of release in the form set out in Schedule 2 duly executed by it.

CONDITIONS PRECEDENT

General

The agreement of the Lender contained in Clauses 2.1 and 2.2 of this Agreement is subject to the fulfilment of the conditions precedent in Clause 3.2.

Conditions precedent

The conditions referred to in Clause 3.1 are that the Lender shall have received the following documents and evidence in all respects in form and substance satisfactory to the Lender and its lawyers on or before the date of this Agreement (or such later date as may be applicable) and upon receipt of the documents and evidence referred to above, the Lender shall promptly deliver to the Borrower a written confirmation in the form set out in Schedule 1:

documents of the kind specified in Schedule 2, Part A, paragraphs 2, 3 and 4 of the Loan Agreement as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement;

documents of the kind specified in Schedule 2, Part A, paragraphs 2, 3 and 4 of the Loan Agreement as amended and supplemented by this Agreement in relation to the New Guarantor and updated with appropriate modifications to refer to this Agreement and the New Guarantee;

an original of this Agreement duly executed by the parties to it;

an original of the New Guarantee duly executed by the parties to it;

favourable legal opinions from lawyers appointed by the Lender regarding matters concerning the laws of the Republic of the Marshall Islands and under other jurisdictions as the Lender may deem appropriate;

a certified true copy of the amended and restated limited liability company agreement and the certificate of limited liability company interest of each Directly Owned IPO Entity specifying the Guarantor as the sole member/holder of the membership interests in such Directly Owned IPO Entity;

such documents as the Lender may require for its “know your customer” and other customary money laundering checks in connection with the Borrower and the New Guarantor;

documentary evidence that the agent for service of process named in clause 29.4 of the Loan Agreement has accepted its appointment under this Agreement and the New Guarantee; and

any further opinions, consents, agreements and documents in connection with this Agreement and the Finance Documents which the Lender may request by notice to the Borrower prior to the Effective Date.

REPRESENTATIONS AND WARRANTIES

Repetition of Loan Agreement representations and warranties

The Borrower represents and warrants to the Lender that the representations and warranties in clause 9 of the Loan Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

Repetition of Finance Document representations and warranties

The Borrower and each of the other Security Parties represent and warrant to the Lender that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which all or any of them is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

AMENDMENTS TO LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS

Specific amendments to Loan Agreement

With effect on and from the Effective Date the Loan Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

by deleting in its entirety the definition of “IFRS” in clause 1.1 thereof;

by adding the following new definitions in clause 1.1 thereof:

““Applicable Accounting Principles” means:

(a)	prior to the completion of a successful Qualified IPO, IFRS; and

(b)	at all times thereafter, GAAP;

“GAAP” means generally accepted accounting principles as from time to time in effect in the United States of America;

“NYSE” means the New York Stock Exchange; and

“Supplemental Agreement” means the supplemental agreement dated 21 July 2015 amending and supplementing this Agreement subject to the terms and conditions contained therein;”;

by deleting the word “IFRS” in paragraph (a) of clause 10.7 thereof and replacing it with the word “Applicable Accounting Principles”;

by deleting the definition of “Guarantor” in clause 1.1 thereof and replacing them with the following new definition:

““Guarantor” means Poseidon Containers Holdings Corp., a corporation incorporated in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960;”;

by deleting the definitions of “Poseidon” and “Qualified IPO” in clause 1.1 thereto in their entirety and replacing them with the following new definition:

““Poseidon” means, Poseidon Containers Holdings LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960; and

“Qualified IPO” means a successful initial public offering of the part of the share capital of the Guarantor on the NYSE;”;

by deleting paragraph (a) of clause 10.16 thereof in its entirety and replacing it with the following new paragraph:

“10.16	Minimum Liquidity

(a)	Throughout the Security Period the Borrower shall maintain in the Minimum Liquidity Account a credit balance of not less than $3,500,000 (“Maximum Amount”). The Borrower may apply (in its sole discretion) an amount of $1,000,000 towards prepayment of the Loan, with such prepayment being applied in accordance with Clause 7.5, and following such prepayment the Minimum Liquidity shall be reduced to $2,500,000 at all times thereafter.”;

by deleting in its entirety clause 10.19 thereof and replacing it with the following new clause:

“10.19	Maintenance of ownership

The Borrower shall procure throughout the Security Period that:

(a)	until the successful completion of the Qualified IPO, there is no change in the ultimate beneficial ownership of its shares or in the ultimate control of the voting rights attaching to those shares and the Guarantor’s shares or in the ultimate control of the voting rights attaching to those shares from that disclosed to the Lender on or prior to the date of the Supplemental Agreement; and

(b)	at all times, it remains a direct or indirect wholly-owned subsidiary of the Guarantor.”;

by deleting in its entirety paragraph (b) of clause 11.3 thereof and replacing it with the following:

“(b)	pay any dividend or make any form of distribution or effect any form of redemption, purchase or return of limited liability company interests Provided, however, that the Borrower may pay dividends when:

(i)	once the Minimum Liquidity is at least $3,500,000 or, as the case may be, $2,500,000 if a prepayment of the Loan is made pursuant to Clause 10.16; and

(ii)	the Asset Cover Percentage maintained, pursuant to Clause 14.1 of this Agreement, is at least 165 per cent.;”

by adding the words in paragraph (g) of clause 11.3 thereof “(other than as a result of the Qualified IPO)” after the words “or reorganisation”;

by deleting paragraph (k) of clause 18.1 thereof in its entirety and replacing it with the following new paragraph:

“(k)

(i)	prior to the successful completion of the Qualified IPO, it appears to the Lender that, without its prior consent, a change has occurred after the date of this Agreement in the direct or ultimate beneficial ownership of any of the shares in the Borrower or the Guarantor or in the ultimate control of the voting rights attaching to any of those shares from that disclosed on the date of this Agreement; and

(ii)	upon the successful completion of the Qualified IPO and at all times thereafter:

(A)	(other than Poseidon) a person or “group” of persons (as defined in Section 13(d) of the U.S. Securities Exchange Act of 1934, as amended) is the beneficial owner of, or is the beneficiary of contracts or agreements that it or they may become the beneficial owner of or offers to acquire, in the aggregate, more than 50 per cent of (i) the issued and outstanding share capital of the Guarantor or is the beneficial owner of the ultimate control attaching to those shares, or (ii) the issued and outstanding shares of common stock of the Guarantor, or otherwise controls the Guarantor (either directly and/or indirectly); and/or

(B)	the Borrower ceases to be a direct or indirect wholly-owned subsidiary of the Guarantor;”;

by deleting in its entirety paragraph (r) of clause 18.1 thereof and replacing it with the following new clause:

“(r)	after the successful completion of the Qualified IPO without the prior consent of the Lender, the shares of the Guarantor are delisted;”;

(k)	by adding a new paragraph (t) in clause 18.1 thereof as follows:

“(t)	Mr George Giouroukos ceases to be the Chief Executive Officer of the Guarantor.”;

(l)	the definition of, and references throughout the Loan Agreement to and each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Agreement; and

(m)	by construing references throughout the Loan Agreement to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement.

Amendments to Finance Documents

With effect on and from (and subject to the occurrence of) the Effective Date each of the Finance Documents (other than the Loan Agreement), shall be, and shall be deemed by this Agreement to be, amended as follows:

the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended and supplemented by this Agreement; and

by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect as amended and supplemented by:

the amendments to the Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

FURTHER ASSURANCES

Borrower’s and each Security Party’s obligation to execute further documents etc.

The Borrower and each Security Party shall:

execute and deliver to the Lender (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Lender may, in any particular case, specify;

effect any registration or notarisation, give any notice or take any other step,

which the Lender may, by notice to the Borrower or that Security Party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

Purposes of further assurances

Those purposes are:

validly and effectively to create any Security Interest or right of any kind which the Security Trustee intended should be created by or pursuant to the Loan Agreement and any other Finance Document, each as amended and supplemented by this Agreement; and

implementing the terms and provisions of this Agreement.

Terms of further assurances

The Lender may specify the terms of any document to be executed by the Borrower or any Security Party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Lender considers appropriate to protect its interests.

Obligation to comply with notice

The Borrower or any Security Party shall comply with a notice under Clause 6.1 by the date specified in the notice.

Additional limited liability company action

At the same time as the Borrower or any Security Party delivers to the Lender any document executed under Clause 6.1(a), the Borrower or that Security Party shall also deliver to the Lender a certificate signed by an officer of the Borrower or that Security which shall:

set out the text of a resolution of the Borrower’s or that Security Party’s applicable governing body specifically authorising the execution of the document specified by the Lender; and

state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout at which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower’s or that Security Party’s articles of incorporation or other constitutional documents.

EXPENSES

Expenses

The provisions of clause 19 (fees and expenses) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

COMMUNICATIONS

General

The provisions of clause 27 (notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

SUPPLEMENTAL

Counterparts

This Agreement may be executed in any number of counterparts.

Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

LAW AND JURISDICTION

Governing law

This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

Incorporation of the Loan Agreement provisions

The provisions of clause 29 (law and jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

THIS AGREEMENT has been duly executed as a Deed on the date stated at the beginning of this Agreement.

EXECUTION PAGE

BORROWER

EXECUTED as a DEED	)
by HECTOR MARINE LLC	)
acting by Aikaterini Emmanouil	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens – Greece

LENDER

EXECUTED as a DEED	)
by DEUTSCHE BANK AG FILIALE	)
DEUTSCHLANDGESCHäFT	)
acting by Vassiliki Georgopoulos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens – Greece

FORM OF EFFECTIVE DATE NOTICE

To:	HECTOR MARINE LLC

c/o 3-5 Menandrou Street

145 61 Kifisia

Athens, Greece

Fax: +30 210 8084224

Attn: Legal Department

[●]2015

Dear Sirs

We refer to the supplemental agreement (the “Supplemental Agreement”) dated [●] 2015 made between (i) yourselves as the Borrower and (ii) ourselves as the Lender.

Words and expressions defined in the Supplemental Agreement shall have the same meaning when used in this letter.

We write to confirm that the conditions precedent in Clause 3.2 of the Supplemental Agreement have been fulfilled and that accordingly the Effective Date is [●] 2015.

Yours faithfully

for and on behalf of
DEUTSCHE BANK AG FILIALE DEUTSCHLANDGESCHÄFT

FORM OF DEED OF RELEASE

Dated [●]2015

DEUTSCHE BANK AG FILIALE DEUTSCHLANDGESCHÄFT

as Lender

and

HECTOR MARINE LLC

as Borrower

and

POSEIDON CONTAINERS HOLDINGS LLC

as Corporate Guarantor

DEED OF RELEASE

relating to a facility of (originally)

US$45,000,000

Index

Clause		Page
1	Interpretation	2
2	Agreement of The Lender	2
3	Conditions Precedent	3
4	Representations and Warranties	3
5	Amendments to Loan Agreement and other Finance Documents	4
6	Further Assurances	7
7	Expenses	8
8	Communications	8
9	Supplemental	8
10	Law and Jurisdiction	8
Execution Page		9
Schedule 1 Form of Effective Date Notice		10
Schedule 2 Form of Deed of Release		11
Schedule 3 Part A List of Directly Owned IPO Entities		17
Part B List of Indirectly Owned IPO Entities		19

THIS DEED is made on [●]2015

BETWEEN

(1)	DEUTSCHE BANK AG FILIALE DEUTSCHLANDGESCHäFT, Frankfurt/Main, Germany, acting through its office at Adolphsplatz 7, D-20457 Hamburg, Germany (the “Lender”);

(2)	HECTOR MARINE LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the “Borrower”); and

(3)	POSEIDON CONTAINERS HOLDINGS LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Corporate Guarantor”).

BACKGROUND

(A)	By a loan agreement dated 28 February 2013 (as amended and supplemented by two supplemental letters dated 22 November 2013 and 4 February 2015, respectively, the “Loan Agreement”), and made between (i) the Borrower and, (ii) the Lender it was agreed that the Lender would make available to the Borrower a secured term loan facility of (originally) up to US$45,000,000.

(B)	By a master agreement executed on the 2002 ISDA Master Agreement form together with the schedule attached thereto dated as of 28 February 2013 (including all Designated Transactions from time to time entered into and Confirmations from time to time exchanged thereunder and any amending, supplementing or replacement agreement made from time to time, the “Master Agreement”) and made between (i) the Borrower and (ii) the Lender as swap bank (in its capacity as swap bank the Lender acting under the name Deutsche Bank AG through its headquarters in Frankfurt/Main, Germany), the Lender agreed to enter into Transactions from time to time with the Borrower.

(C)	By a corporate guarantee dated 28 February 2013 and made between (i) the Corporate Guarantor and (ii) the Lender, the Corporate Guarantor has guaranteed the obligations of the Borrower under the Loan Agreement and the Master Agreement.

(D)	This Deed sets out the terms and conditions on which the Lender agrees, at the request of the Borrower and the Security Parties, to the release of the Corporate Guarantor from its obligations under the Corporate Guarantee.

IT IS AGREED as follows:

1	Interpretation

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Deed unless the context otherwise requires.

Definitions

In this Deed, unless the contrary intention appears:

“Continuing Finance Documents” means the Finance Documents other than the Corporate Guarantee; and

“Corporate Guarantee” means the guarantee dated 28 February 2013 referred to in Recital (C).

1.3	Application of construction and interpretation provisions of Loan Agreement

Clauses 1.2, 1.5, and 1.6 of the Loan Agreement apply, with any necessary modifications, to this Deed.

2	RELEASE OF OBLIGATIONS

2.1	Release of obligations

The Lender, with immediate effect irrevocably releases and discharges the Corporate Guarantor from its obligations under any covenants and undertakings relating to the Corporate Guarantee.

3	CONTINUING EFFECT

3.1	Finance Documents to remain in full force and effect

The Borrower and the Security Parties (other than the Corporate Guarantor) confirm and agree with the Lender that the Continuing Finance Documents shall remain in full force and effect.

4	SUPPLEMENTAL

4.1	Counterparts

This Deed may be executed in any number of counterparts.

Third party rights

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

5	LAW AND JURISDICTION

5.1	Governing law

This Deed shall be governed by and construed in accordance with English law.

5.2	Incorporation of Loan Agreement provisions

The provisions of clause 29 (law and jurisdiction) of the Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any necessary modifications.

THIS DEED has been executed by or on behalf of the parties and has, on the date stated at the beginning of this Deed, been delivered as a Deed.

EXECUTION PAGE

LENDER

EXECUTED as a DEED	)
by DEUTSCHE SCHIFFSBANK AG	)
FILIALE AKTIENGESELLSCHÄFT	)
acting by	)
its duly authorised	)
attorney-in-fact in the presence of:	)

BORROWER

EXECUTED as a DEED	)
by HECTOR MARINE LLC	)
acting by	)
its duly authorised	)
attorney-in-fact in the presence of:	)

CORPORATE GUARANTOR

EXECUTED as a DEED	)
by POSEIDON CONTAINERS	)
HOLDINGS LLC	)
acting by	)
its duly authorised	)
attorney-in-fact in the presence of:	)

COUNTERSIGNED this [●] day of [●] 2015 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Deed of Release, that it agrees in all respects to the same and that the Finance Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Loan Agreement and the other Finance Documents.

SHAREHOLDER

for and on behalf of
ODYSSEUS MARINE LLC

MANAGERS

for and on behalf of
TECHNOMAR SHIPPING INC.

for and on behalf of
CONCHART COMMERCIAL INC.

SCHEDULE 3

PART A

LIST OF DIRECTLY OWNED IPO ENTITIES

6	Pisti Shipping LLC;

7	Aris Marine LLC;

8	Aphrodite Marine LLC;

9	Athena Marine LLC;

10	Pericles Marine LLC;

11	Hephasteus Marine LLC;

12	Zeus One Marine LLC;

13	Leonidas Marine LLC;

14	Platon Marine LLC;

15	Socrates Marine LLC;

16	Kronos Marine LLC;

17	Rea Marine LLC;

18	Tasman Marine LLC;

19	Mercator Maine LLC;

20	Hudson Marine LLC

21	Odysseus Marine LLC;

22	Poseidon Fleet Holdings LLC;

23	Achilleas Marine LLC;

24	Hercules Marine LLC;

25	Marine Treasurer LLC;

26	Dimitra Marine LLC;

27	Artemis Marine LLC;

28	Hermes Marine LLC;

29	Apollon Marine LLC;

30	Hera Marine LLC;

31	Drake Marine LLC; and

32	Barentz Marine LLC.

PART B

LIST OF INDIRECTLY OWNED IPO ENTITIES

1	Alexander Marine LLC;

2	Hector Marine LLC; and

3	Ikaros Marine LLC.

COUNTERSIGNED this 21st day of July 2015 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Supplemental Agreement, that it agrees in all respects to the same and that the Finance Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement and the other Finance Documents (each as amended and supplemented by this Supplemental Agreement).

/s/ George Giouroukos
George Giouroukos
Chief Executive Officer for and on behalf of
POSEIDON CONTAINERS HOLDINGS LLC

/s/ Maria Danezi
Maria Danezi
President for and on behalf of
ODYSSEUS MARINE LLC

MANAGERS

/s/ Theodoros Baltatzis
Theodoros Baltatzis
Vice-President/Treasurer for and on behalf of
TECHNOMAR SHIPPING INC.

/s/ Dimitrios Tsiaklaganos
Dimitrios Tsiaklaganos
President/Secretary/Treasurer for and on behalf of
CONCHART COMMERCIAL INC.